Putnam
Tax Smart
Equity Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Despite a market environment unsettled by the residual anxiety of the September 11 terrorist attacks, the collapse of Enron, and the new set of uncertainties created by unrest in the Middle East, Putnam Tax Smart Equity Fund was able to post a gain at net asset value during the six months ended April 30, 2002.

In light of this challenging investment climate, especially with its increased focus on accounting irregularities, Putnam's extensive research capabilities have become an even more valuable asset to shareholders. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for the fiscal year's second half.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 19, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam U.S. Core Team

During the first half of its 2002 fiscal year, Putnam Tax Smart Equity Fund weathered challenging conditions in the U.S. financial markets. While stocks rallied significantly after their September lows, they became more turbulent in the final months of the period as investors remained concerned about corporate profits and the well-publicized Enron/Arthur Andersen accounting scandal. For the six months ended April 30, 2002, your fund delivered a positive return at net asset value and outperformed the average for its Lipper peer group as well as its benchmark, the Standard & Poor's[R] 500 Index. (See page 6 for details.) Fund performance was helped by our cautious approach to technology and telecommunications stocks and our focus on companies that we believed would benefit as investors anticipated an economic recovery. As always, we remained focused on the fund's long-term objectives and continued to manage the portfolio for tax efficiency. We are pleased to report that your fund has not made a distribution since its inception on July 1, 1999.

Total return for 6 months ended 4/30/02

       Class A         Class B         Class C          Class M
     NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
    4.65%  -1.42%    4.21% -0.79%    4.21%  3.21%    4.30%   0.61%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* PERIOD MARKED BY RECOVERY AND NERVOUS INVESTORS

When your fund's fiscal year began, the financial markets were still reeling from the September 11 terrorist attacks on New York and Washington -- unprecedented and tragic events that caused severe declines across all stock market sectors. Despite the profound impact of these events, evidence of the market's resilience had already emerged by October, when stocks began to recover. At the same time, the Federal Reserve Board continued its aggressive stance. It enacted a total of 11 interest-rate cuts in 2001, bringing short-term rates to their lowest level in four decades.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals        10.3%

Retail                  9.0%

Banking                 8.7%

Oil and gas             6.7%

Software                6.0%

Footnote reads:
*Based on net assets as of 4/30/02. Holdings will vary over time.


Through the end of 2001, the market environment continued to improve. Stocks surged as investors reacted enthusiastically to government efforts to stimulate the economy and to positive military reports from Afghanistan. Investors also began to shift back into more aggressive growth stocks in anticipation of a recovery. In many cases, the stocks that had been hurt most earlier in the year staged the most dramatic rebounds.

Fund Profile

Putnam Tax Smart Equity Fund invests primarily in large companies, seeking those believed to be worth more than their current stock prices indicate. The portfolio can own growth and value stocks without a bias toward either style. The fund is designed for investors seeking to reduce the impact of taxes on their investment returns.

In early 2002, however, the market rally came to an end, even as the economic picture brightened considerably. Evidence began to emerge that recovery was underway, the unemployment rate stopped rising, and the manufacturing sector grew for the first time in nearly two years. While these positive economic reports prompted several rallies, they often gave way to subsequent declines as concerns about corporate profits lingered. The effects of the ongoing Enron investigation also hurt investors' confidence. After significant strength in late 2001, stock market performance in the first four months of 2002 was generally flat.

* CONSUMER CYCLICAL STOCKS DELIVERED STRENGTH

Despite the market turbulence, a number of stocks in your fund's portfolio performed well in anticipation of an economic recovery. Although investors were nervous about the corporate profit outlook, people continued spending at a healthy rate in the early months of 2002. We sought companies that we believed were well positioned to take advantage of this robust consumer spending. Stocks that did well included Office Depot, Inc., an office products retailer, and Fortune Brands, Inc., which sells a range of products for the home and office. Demand for cars also remained strong during the period, boosting fund holding Lear Corporation, which specializes in manufacturing automobile interiors. One of your fund's top- performing holdings during the period was USA Networks, which changed its name to USA Interactive after the close of the period. The company's businesses include television broadcasting, electronic retailing, and ticketing operations. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

Lipper Inc. ranked Putnam Tax Smart Equity Fund's class A shares 44 out of 646 (7th percentile) large-cap core funds tracked from the fund's inception on 7/1/99 to 4/30/02.

The fund's class A shares ranked 313 out of 826 (38th percentile) for the 1-year period ended 4/30/02. Lipper Inc. ranks funds (without sales charges) with similar investment styles or objectives as determined by Lipper. Past performance does not indicate future results.


* FUND PROCEEDED WITH CAUTION IN TELECOMMUNICATIONS, TECHNOLOGY SECTORS

Telecommunications stocks -- from the newest wireless and broadband firms to the larger, more established telephone companies -- continued to struggle throughout the period. In many cases, companies in this sector overestimated consumer demand for their products and services. Many companies spent too much capital, building up inventory just before demand plummeted with the economic slowdown and recession. Our approach to this sector remains cautious and we have maintained an underweight position in telecommunications stocks. We are concerned about the fundamental strength of many telecom companies, especially as future growth rates are difficult to forecast. Although the fund's telecommunications holdings had a slight negative impact on fund performance, our cautious approach was beneficial. We took the same defensive approach in the technology sector, where we believe strategic stock selection remains especially important. We focused on some software and hardware stocks, including both Hewlett-Packard Company and Compaq Computer Corporation, which merged shortly after the close of the period.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

Exxon Mobil Corp.
Oil and gas

General Electric Co.
Conglomerates

Johnson & Johnson
Pharmaceuticals

Intel Corp.
Electronics

Philip Morris Companies, Inc.
Tobacco

Citigroup, Inc.
Financial

Pfizer, Inc.
Pharmaceuticals

American International Group, Inc.
Insurance

Bank of America Corp.
Banking

Footnote reads:
These holdings represent 27.2% of the fund's net assets as of 4/30/02. Portfolio holdings will vary over time.


One of the largest detractors to performance was conglomerate Tyco International Ltd. The stock of this manufacturing and service company declined sharply in the wake of the collapse of Enron Corporation over accounting irregularities. The accounting practices of other large, diversified firms, such as Tyco, came under closer scrutiny, making investors nervous. Tyco's stock was also hurt by the company's announcement that it would split into four separate businesses. Tyco has since reversed that decision, and will instead cut thousands of jobs and sell its CIT financing unit to reduce debt. Toward the end of the period, we reduced the fund's position in Tyco, which proved beneficial as the stock declined further. At the close of the period, the fund still held a position in Tyco. We believe the stock of this company, which has several fundamentally strong business units, is attractively priced in relation to its long-term worth.

* FUND REMAINS COMMITTED TO STRATEGY

Looking ahead to the second half of fiscal 2002, we believe your fund's focus on strategic stock selection will be especially beneficial if the market remains turbulent. At the same time, we will maintain our commitment to managing the portfolio to reduce the effect of federal income taxes on your investment. Although more volatility is likely, we believe that the global economic rebound that has taken hold over the last several months will lead to an improved outlook for corporate earnings in the second half of 2002. As always, we believe that investors with patience and a long-term perspective will be rewarded when we return to a more favorable environment for stocks.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future.

This fund is managed by the Putnam U.S. Core Team. The members of this team are Paul Warren, Kevin Divney, Richard England, Paul Marrkand, Michael Nance, Justin Scott, Michael Stack, Manuel Weiss, and James Wiess.

NEW REPORT COVER REFLECTS "BLEND" INVESTMENT STYLE

You may have noticed that the color of this report has changed. Its new color -- blue -- indicates that your fund is managed in what we now refer to as the "blend" investment style. Your fund, like other blend funds, has always had the flexibility to invest in both growth stocks (those of companies with strong potential for above-average growth) and value stocks (those of well-established businesses that are priced attractively). Blend funds search for companies whose long-term business worth is believed to be more than their current stock prices indicate. The blend approach seeks to take advantage of investment opportunities regardless of whether growth stocks or value stocks are in favor.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                     Class A        Class B         Class C         Class M
(inception dates)   (7/1/99)       (10/1/99)       (10/1/99)       (3/28/00)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          4.65%  -1.42%   4.21%  -0.79%   4.21%   3.21%   4.30%   0.61%
------------------------------------------------------------------------------
1 year          -12.97  -17.95  -13.65  -17.97  -13.65  -14.51  -13.36  -16.35
------------------------------------------------------------------------------
Life of fund     -4.26   -9.76   -6.31   -9.12   -6.31   -6.31   -5.51   -8.85
Annual average   -1.52   -3.56   -2.28   -3.32   -2.28   -2.28   -1.98   -3.22
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/02

                       Standard & Poor's        Consumer
                          500 Index            price index
------------------------------------------------------------------------------
6 months                    2.31%                 1.07%
------------------------------------------------------------------------------
1 year                    -12.63                  1.53
------------------------------------------------------------------------------
Life of fund              -18.74                  8.00
Annual average             -7.06                  2.75
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

LIPPER INFORMATION:

The average cumulative return for the 874 funds in the Lipper Large-Cap Core Funds category over the 6 months ended 4/30/02 was 1.79%. Over the 1-year and life periods ended 4/30/02, annualized returns for the category were -13.93%, and -7.50%, respectively.

PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 4/30/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
10/31/01         $7.95   $8.44      $7.83         $7.83    $7.90   $8.19
------------------------------------------------------------------------------
4/30/02           8.32    8.83       8.16          8.16     8.24    8.54
------------------------------------------------------------------------------

*The fund did not make any distributions during the period.

TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)   (7/1/99)       (10/1/99)       (10/1/99)       (3/28/00)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         10.80%   4.43%  10.45%   5.45%  10.45%   9.45%  10.63%   6.80%
------------------------------------------------------------------------------
1 year           -5.53  -10.93   -6.24  -10.93   -6.24   -7.18   -5.99   -9.24
------------------------------------------------------------------------------
Life of fund      0.35   -5.42   -1.72   -4.67   -1.72   -1.72   -0.92   -4.43
Annual average    0.13   -2.01   -0.63   -1.72   -0.63   -0.63   -0.33   -1.63
------------------------------------------------------------------------------



AFTER-TAX TOTAL RETURN COMPARISON FOR CLASS A SHARES
FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)
                                                                       POP after tax
                                                    POP after tax     on distributions
                          NAV pretax   POP pretax  on distributions  and sale of shares
---------------------------------------------------------------------------------------
Class A (inception 7/1/99)
1 year                     -5.53%      -10.93%        -10.93%              -6.71%
---------------------------------------------------------------------------------------
Life of fund                0.35        -5.42          -5.42               -4.34
Annual average              0.13        -2.01          -2.01               -1.60
---------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Except for after-tax total return calculations for class A shares, the returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of shares. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs, or other tax-deferred arrangements. After-tax returns shown are for class A shares only and will vary for other classes.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged index of common stock performance. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2002 (Unaudited)

COMMON STOCKS (99.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.0%)
-------------------------------------------------------------------------------------------------------------------
             97,400 Lockheed Martin Corp.                                                             $   6,126,460
             86,700 Raytheon Co.                                                                          3,667,410
                                                                                                      -------------
                                                                                                          9,793,870

Automotive (1.7%)
-------------------------------------------------------------------------------------------------------------------
             60,900 Delphi Automotive Systems Corp.                                                         946,995
            142,300 Ford Motor Co.                                                                        2,276,800
             39,284 General Motors Corp.                                                                  2,520,069
             46,898 Lear Corp. (NON)                                                                      2,411,026
                                                                                                      -------------
                                                                                                          8,154,890

Banking (8.7%)
-------------------------------------------------------------------------------------------------------------------
             46,000 AmSouth Bancorporation                                                                1,044,660
            132,000 Bank of America Corp.                                                                 9,567,360
             21,600 Bank of New York Company, Inc. (The)                                                    790,344
             71,500 Bank One Corp.                                                                        2,922,205
             81,900 Comerica, Inc.                                                                        5,147,415
             22,500 Greenpoint Financial Corp.                                                            1,112,625
             46,500 M&T Bank Corp.                                                                        3,970,170
            316,409 U.S. Bancorp                                                                          7,498,893
             71,100 Washington Mutual, Inc.                                                               2,682,603
            117,500 Wells Fargo & Co.                                                                     6,010,125
             19,900 Zions Bancorporation                                                                  1,076,192
                                                                                                      -------------
                                                                                                         41,822,592

Beverage (2.4%)
-------------------------------------------------------------------------------------------------------------------
             80,500 Coca-Cola Co. (The)                                                                   4,468,555
            238,700 Coca-Cola Enterprises, Inc.                                                           4,683,294
             48,600 PepsiCo, Inc.                                                                         2,522,340
                                                                                                      -------------
                                                                                                         11,674,189

Biotechnology (1.0%)
-------------------------------------------------------------------------------------------------------------------
             32,000 Amgen, Inc. (NON)                                                                     1,692,160
             39,700 Genzyme Corp. (NON)                                                                   1,625,318
             50,600 MedImmune, Inc. (NON)                                                                 1,690,040
                                                                                                      -------------
                                                                                                          5,007,518

Broadcasting (1.0%)
-------------------------------------------------------------------------------------------------------------------
             50,300 Clear Channel Communications, Inc. (NON)                                              2,361,585
             80,400 Echostar Communications Corp. Class A (NON)                                           2,186,880
                                                                                                      -------------
                                                                                                          4,548,465

Capital Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------
             23,500 Eaton Corp.                                                                           1,988,335

Chemicals (0.7%)
-------------------------------------------------------------------------------------------------------------------
             32,000 Eastman Chemical Co.                                                                  1,411,200
             66,200 Engelhard Corp.                                                                       2,013,804
                                                                                                      -------------
                                                                                                          3,425,004

Commercial and Consumer Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
             53,400 Sabre Holdings Corp. (NON)                                                            2,483,100

Communications Equipment (1.6%)
-------------------------------------------------------------------------------------------------------------------
            441,555 Cisco Systems, Inc. (NON)                                                             6,468,781
             47,800 QUALCOMM, Inc. (NON)                                                                  1,441,648
                                                                                                      -------------
                                                                                                          7,910,429

Computers (3.4%)
-------------------------------------------------------------------------------------------------------------------
            492,400 Compaq Computer Corp.                                                                 4,997,860
            157,900 Dell Computer Corp. (NON)                                                             4,159,086
             85,500 EMC Corp. (NON)                                                                         781,470
             73,500 Hewlett-Packard Co.                                                                   1,256,850
             37,700 IBM Corp.                                                                             3,157,752
             45,100 NCR Corp. (NON)                                                                       1,752,586
                                                                                                      -------------
                                                                                                         16,105,604

Conglomerates (3.8%)
-------------------------------------------------------------------------------------------------------------------
            455,150 General Electric Co.                                                                 14,359,983
             82,900 Honeywell International, Inc.                                                         3,040,772
             56,107 Tyco International, Ltd. (Bermuda)                                                    1,035,174
                                                                                                      -------------
                                                                                                         18,435,929

Consumer Finance (0.6%)
-------------------------------------------------------------------------------------------------------------------
             46,100 Household International, Inc.                                                         2,687,169

Consumer Goods (2.6%)
-------------------------------------------------------------------------------------------------------------------
             22,000 Colgate-Palmolive Co.                                                                 1,166,220
             65,700 Fortune Brands, Inc.                                                                  3,433,482
             21,700 Kimberly-Clark Corp.                                                                  1,413,104
             73,300 Procter & Gamble Co.                                                                  6,616,058
                                                                                                      -------------
                                                                                                         12,628,864

Electric Utilities (2.9%)
-------------------------------------------------------------------------------------------------------------------
             43,800 Aquila, Inc.                                                                            702,552
             18,200 Entergy Corp.                                                                           844,480
             12,800 FPL Group, Inc.                                                                         812,672
            309,300 PG&E Corp. (NON)                                                                      7,268,550
             24,600 Progress Energy, Inc.                                                                 1,276,494
            118,700 Reliant Energy, Inc.                                                                  3,012,606
                                                                                                      -------------
                                                                                                         13,917,354

Electronics (3.6%)
-------------------------------------------------------------------------------------------------------------------
             37,100 Avnet, Inc.                                                                             950,502
            468,800 Intel Corp.                                                                          13,412,368
            204,700 Motorola, Inc.                                                                        3,152,380
                                                                                                      -------------
                                                                                                         17,515,250

Energy (0.2%)
-------------------------------------------------------------------------------------------------------------------
             61,200 Halliburton Co.                                                                       1,039,788

Entertainment (0.8%)
-------------------------------------------------------------------------------------------------------------------
             85,100 Viacom, Inc. Class B (NON)                                                            4,008,210

Financial (4.2%)
-------------------------------------------------------------------------------------------------------------------
            295,600 Citigroup, Inc.                                                                      12,799,480
            113,400 Freddie Mac                                                                           7,410,690
                                                                                                      -------------
                                                                                                         20,210,170

Food (1.0%)
-------------------------------------------------------------------------------------------------------------------
            150,100 Archer Daniels Midland Co.                                                            1,991,827
            195,800 Tyson Foods, Inc. Class A                                                             2,745,116
                                                                                                      -------------
                                                                                                          4,736,943

Health Care Services (3.0%)
-------------------------------------------------------------------------------------------------------------------
             82,210 HCA, Inc.                                                                             3,928,816
            129,300 McKesson Corp.                                                                        5,222,427
             20,678 Tenet Healthcare Corp. (NON)                                                          1,517,145
             41,900 UnitedHealth Group, Inc.                                                              3,679,239
                                                                                                      -------------
                                                                                                         14,347,627

Insurance (2.5%)
-------------------------------------------------------------------------------------------------------------------
            147,500 American International Group, Inc.                                                   10,195,200
             20,000 Jefferson-Pilot Corp.                                                                 1,001,600
              8,200 XL Capital, Ltd. Class A (Bermuda)                                                      773,670
                                                                                                      -------------
                                                                                                         11,970,470

Investment Banking/Brokerage (2.2%)
-------------------------------------------------------------------------------------------------------------------
            107,800 JPMorgan Chase & Co.                                                                  3,783,780
             46,900 Merrill Lynch & Company, Inc.                                                         1,966,986
             97,700 Morgan Stanley Dean Witter & Co.                                                      4,662,244
                                                                                                      -------------
                                                                                                         10,413,010

Media (2.3%)
-------------------------------------------------------------------------------------------------------------------
            158,400 AOL Time Warner, Inc. (NON)                                                           3,012,768
             82,200 Fox Entertainment Group, Inc. Class A (NON)                                           1,939,920
            177,350 USA Networks, Inc. (NON)                                                              5,304,539
             30,700 Walt Disney Co. (The)                                                                   711,626
                                                                                                      -------------
                                                                                                         10,968,853

Medical Technology (0.9%)
-------------------------------------------------------------------------------------------------------------------
             93,100 Medtronic, Inc.                                                                       4,160,639

Metals (0.5%)
-------------------------------------------------------------------------------------------------------------------
            139,000 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                    2,468,640

Oil & Gas (6.7%)
-------------------------------------------------------------------------------------------------------------------
             52,000 BP PLC ADR (United Kingdom)                                                           2,641,600
             59,100 Chevron Texaco Corp.                                                                  5,124,561
            401,100 Exxon Mobil Corp.                                                                    16,112,187
            163,900 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                       8,565,414
                                                                                                      -------------
                                                                                                         32,443,762

Other (0.8%)
-------------------------------------------------------------------------------------------------------------------
             35,700 S&P 500 Index Depositary Receipts (SPDR Trust Series 1)                               3,850,602

Paper & Forest Products (1.3%)
-------------------------------------------------------------------------------------------------------------------
             46,200 Boise Cascade Corp.                                                                   1,564,794
             44,500 Georgia-Pacific Corp.                                                                 1,289,610
            105,700 Smurfit-Stone Container Corp. (NON)                                                   1,716,568
             29,300 Weyerhaeuser Co.                                                                      1,746,573
                                                                                                      -------------
                                                                                                          6,317,545

Pharmaceuticals (10.3%)
-------------------------------------------------------------------------------------------------------------------
             85,800 Abbott Laboratories                                                                   4,628,910
            107,600 AstraZeneca PLC ADR (United Kingdom)                                                  5,008,780
            210,600 Johnson & Johnson                                                                    13,448,916
             62,400 King Pharmaceuticals, Inc. (NON)                                                      1,955,616
             82,300 Merck & Company, Inc.                                                                 4,472,182
            311,100 Pfizer, Inc.                                                                         11,308,485
            134,100 Pharmacia Corp.                                                                       5,528,943
            123,313 Schering-Plough Corp.                                                                 3,366,445
                                                                                                      -------------
                                                                                                         49,718,277

Photography/Imaging (0.2%)
-------------------------------------------------------------------------------------------------------------------
             91,600 Xerox Corp.                                                                             810,660

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             14,300 Tribune Co.                                                                             631,631

Railroads (0.6%)
-------------------------------------------------------------------------------------------------------------------
             96,800 Burlington Northern Santa Fe Corp.                                                    2,661,032

Regional Bells (1.7%)
-------------------------------------------------------------------------------------------------------------------
             44,500 BellSouth Corp.                                                                       1,350,575
             98,500 SBC Communications, Inc.                                                              3,059,410
             94,400 Verizon Communications, Inc.                                                          3,786,384
                                                                                                      -------------
                                                                                                          8,196,369

Restaurants (1.3%)
-------------------------------------------------------------------------------------------------------------------
            108,800 Darden Restaurants, Inc.                                                              4,341,120
             29,400 Tricon Global Restaurants, Inc. (NON)                                                 1,853,964
                                                                                                      -------------
                                                                                                          6,195,084

Retail (9.0%)
-------------------------------------------------------------------------------------------------------------------
            179,300 Albertsons, Inc.                                                                      6,013,722
             35,000 Best Buy Companies, Inc. (NON)                                                        2,602,250
            108,400 Blockbuster, Inc. Class A                                                             3,100,240
             66,400 Circuit City Stores-Circuit City Group                                                1,431,584
             29,500 Family Dollar Stores, Inc.                                                            1,020,700
             93,300 JC Penney Company, Inc.                                                               2,028,342
            285,010 Limited, Inc. (The)                                                                   5,460,792
             67,000 Lowe's Companies, Inc.                                                                2,833,430
            269,300 Office Depot, Inc. (NON)                                                              5,154,402
            116,400 TJX Companies, Inc. (The)                                                             5,072,712
            157,600 Wal-Mart Stores, Inc.                                                                 8,803,536
                                                                                                      -------------
                                                                                                         43,521,710

Software (6.0%)
-------------------------------------------------------------------------------------------------------------------
             56,100 Activision, Inc. (NON)                                                                1,766,028
            230,900 BMC Software, Inc. (NON)                                                              3,338,814
             50,200 Electronic Arts, Inc. (NON)                                                           2,964,310
            325,600 Microsoft Corp. (NON)                                                                17,015,854
             38,800 Network Associates, Inc. (NON)                                                          688,700
            233,500 Oracle Corp. (NON)                                                                    2,344,340
             26,400 VERITAS Software Corp. (NON)                                                            748,176
                                                                                                      -------------
                                                                                                         28,866,222

Technology Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
             78,700 Accenture, Ltd. Class A (Bermuda) (NON)                                               1,687,328
             28,500 Automatic Data Processing, Inc.                                                       1,448,940
             78,900 Computer Sciences Corp. (NON)                                                         3,538,665
                                                                                                      -------------
                                                                                                          6,674,933

Telecommunications (1.3%)
-------------------------------------------------------------------------------------------------------------------
            362,400 AT&T Corp.                                                                            4,754,688
             93,700 Sprint Corp. (FON Group)                                                              1,485,145
                                                                                                      -------------
                                                                                                          6,239,833

Textiles (0.5%)
-------------------------------------------------------------------------------------------------------------------
             79,500 Reebok International, Ltd. (NON)                                                      2,198,175

Tobacco (2.7%)
-------------------------------------------------------------------------------------------------------------------
            237,600 Philip Morris Companies, Inc.                                                        12,932,568

Toys (0.7%)
-------------------------------------------------------------------------------------------------------------------
            124,700 Hasbro, Inc.                                                                          1,992,706
             69,000 Mattel, Inc.                                                                          1,424,160
                                                                                                      -------------
                                                                                                          3,416,866

Transaction Processing (0.3%)
-------------------------------------------------------------------------------------------------------------------
             44,300 Equifax, Inc.                                                                         1,210,276

Waste Management (0.4%)
-------------------------------------------------------------------------------------------------------------------
            171,000 Allied Waste Industries, Inc. (NON)                                                   2,075,940
                                                                                                      -------------
                    Total Common Stocks (cost $480,344,482)                                           $ 480,384,397

SHORT-TERM INVESTMENTS (--%) (a) (cost $205,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           205,000 Interest in $500,000,000 joint tri-party repurchase agreement dated April 30, 2002 with Deutsche
                    Bank-Alex Brown due May 1, 2002 with respect to
                    various U.S. Government obligations -- maturity
                    value of $205,011 for an effective yield of 1.92%                                 $     205,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $480,549,482) (b)                                         $ 480,589,397
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $481,582,725.

  (b) The aggregate identified cost on a tax basis is $486,764,239, resulting in gross unrealized appreciation and depreciation of $41,353,864 and $47,528,706, respectively, or net unrealized depreciation of $6,174,842.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$480,549,482) (Note 1)                                                         $480,589,397
-------------------------------------------------------------------------------------------
Cash                                                                                    413
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           235,475
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              110,104
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,975,970
-------------------------------------------------------------------------------------------
Total assets                                                                    483,911,359

Liabilities
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,039,750
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        856,641
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           95,555
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       10,321
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,443
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              276,687
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               45,237
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,328,634
-------------------------------------------------------------------------------------------
Net assets                                                                     $481,582,725

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $609,172,345
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (856,808)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (126,772,727)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           39,915
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $481,582,725

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($205,722,994 divided by 24,737,394 shares)                                           $8.32
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.32)*                                $8.83
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($197,402,597 divided by 24,196,665 shares) **                                        $8.16
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($72,679,169 divided by 8,906,196 shares) **                                          $8.16
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,777,965 divided by 701,595 shares)                                                $8.24
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.24)*                                $8.54
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $9,090)                                        $ 3,050,914
-------------------------------------------------------------------------------------------
Interest                                                                             16,293
-------------------------------------------------------------------------------------------
Total investment income                                                           3,067,207

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,773,362
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      312,631
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    9,307
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,985
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               270,793
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,041,138
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               388,165
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                22,864
-------------------------------------------------------------------------------------------
Other                                                                               124,510
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,949,755
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (25,740)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,924,015
-------------------------------------------------------------------------------------------
Net investment loss                                                                (856,808)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (6,605,396)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                     29,791,146
-------------------------------------------------------------------------------------------
Net gain on investments                                                          23,185,750
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $22,328,942
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                 $    (856,808)        $    (455,528)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (6,605,396)         (114,026,424)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              29,791,146           (98,518,050)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                             22,328,942          (213,000,002)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (34,133,187)          151,944,264
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (11,804,245)          (61,055,738)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   493,386,970           554,442,708
-------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment loss of
$856,808 and $--, respectively)                                      $481,582,725          $493,386,970
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                            April 30           Year ended         July 1, 1999+
operating performance               (Unaudited)         October 31         to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.95       $11.45        $8.67        $8.69
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (loss)(a)           --(d)       .03         (.01)        (.01)(e)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .37        (3.53)        2.79         (.01)
----------------------------------------------------------------------------------------
Total from
investment operations                    .37        (3.50)        2.78         (.02)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.32        $7.95       $11.45        $8.67
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.65*      (30.57)       32.06         (.23)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $205,723     $211,340     $237,615      $23,857
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .56*        1.10         1.16          .44*(e)
----------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .04*         .35         (.09)        (.16)*(e)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.26*      294.17       224.05        30.65*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.59% for the period ended October 31, 1999.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                            April 30           Year ended       October 1, 1999+
operating performance              (Unaudited)          October 31        to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.83       $11.36        $8.67        $8.35
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)        (.04)        (.10)        (.01)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .36        (3.49)        2.79          .33
----------------------------------------------------------------------------------------
Total from
investment operations                    .33        (3.53)        2.69          .32
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.16        $7.83       $11.36        $8.67
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.21*      (31.07)       31.03         3.83*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $197,403     $198,963     $233,960      $22,535
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .93*        1.85         1.91          .19*(d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.33)*       (.40)        (.85)        (.12)*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.26*      294.17       224.05        30.65*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.18% for the period ended October 31, 1999.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                     Six months
                                       ended                             For the period
Per-share                             April 30          Year ended      October 1, 1999+
operating performance               (Unaudited)         October 31        to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.83       $11.36        $8.67        $8.35
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)        (.04)        (.09)        (.01)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .36        (3.49)        2.78          .33
----------------------------------------------------------------------------------------
Total from
investment operations                    .33        (3.53)        2.69          .32
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.16        $7.83       $11.36        $8.67
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.21*      (31.07)       31.03         3.83*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $72,679      $77,749      $79,682       $3,882
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .93*        1.85         1.91          .19*(d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.33)*       (.41)        (.82)        (.12)*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.26*      294.17       224.05        30.65*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.18% for the period ended October 31, 1999.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------
                                    Six months
                                       ended        Year     For the period
Per-share                            April 30       ended   March 28, 2000+
operating performance               (Unaudited)  October 31   to October 31
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.90       $11.43       $12.08
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.02)        (.02)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .36        (3.51)        (.63)
---------------------------------------------------------------------------
Total from
investment operations                    .34        (3.53)        (.65)
---------------------------------------------------------------------------
Net asset value,
end of period                          $8.24        $7.90       $11.43
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.30*      (30.88)       (5.38)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,778       $5,336       $3,186
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .81*        1.60          .99*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.21)*       (.18)        (.15)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 40.26*      294.17       224.05
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Smart Equity Fund (the "fund") is a series of Putnam Tax Smart Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital on an after-tax basis by investing mainly in common stocks of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes have potential for long-term growth.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2002, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $113,953,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $    420,000    October 31, 2007
     3,129,000    October 31, 2008
   110,404,000    October 31, 2009

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2002, the fund's expenses were reduced by $25,740 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $940 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $42,364 and $2,466 from the sale of class A and class M shares, respectively, and received $250,734 and $5,864 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received $13,370 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $199,949,440 and $235,332,906, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,572,713        $ 22,037,956
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,572,713          22,037,956

Shares repurchased                          (4,407,182)        (37,644,208)
---------------------------------------------------------------------------
Net decrease                                (1,834,469)       $(15,606,252)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,151,572        $132,375,220
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            13,151,572         132,375,220

Shares repurchased                          (7,328,913)        (68,911,943)
---------------------------------------------------------------------------
Net increase                                 5,822,659        $ 63,463,277
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,537,825        $ 21,358,246
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,537,825          21,358,246

Shares repurchased                          (3,746,290)        (31,515,753)
---------------------------------------------------------------------------
Net decrease                                (1,208,465)       $(10,157,507)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,806,818        $ 98,504,313
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             9,806,818          98,504,313

Shares repurchased                          (4,997,552)        (45,707,625)
---------------------------------------------------------------------------
Net increase                                 4,809,266        $ 52,796,688
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    835,447        $  7,009,853
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               835,447           7,009,853

Shares repurchased                          (1,854,406)        (15,593,426)
---------------------------------------------------------------------------
Net decrease                                (1,018,959)       $ (8,583,573)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,159,989        $ 51,750,237
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             5,159,989          51,750,237

Shares repurchased                          (2,247,594)        (20,321,089)
---------------------------------------------------------------------------
Net increase                                 2,912,395        $ 31,429,148
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    177,120         $ 1,499,369
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               177,120           1,499,369

Shares repurchased                            (151,328)         (1,285,224)
---------------------------------------------------------------------------
Net increase                                    25,792         $   214,145
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    612,748         $ 6,219,502
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               612,748           6,219,502

Shares repurchased                            (215,734)         (1,964,351)
---------------------------------------------------------------------------
Net increase                                   397,014         $ 4,255,151
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Paul Warren
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax Smart Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA070-79299  2MI  6/02